     Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
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    In connection with the shareholder report of American Century World Mutual
Funds, Inc. (the "Registrant") on Form N-CSR for the period ending November 30,
2003 (the "Report"), we, the undersigned, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

        (1) The Report fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated:  January 29, 2004

                                 /s/  William M. Lyons
                                 ----------------------------------
                                 William M. Lyons
                                 President
                                 (chief executive officer)

                                 /s/ Maryanne L. Roepke
                                 ---------------------------------
                                 Maryanne L. Roepke
                                 Sr. Vice
                                 President,
                                 Treasurer, and
                                 Chief Accounting
                                 Officer (chief
                                 financial officer)